Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 02/26/07
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Trish O'Neill
214 North Tryon Street, 26th Floor
Vice President
Charlotte, North Carolina 28202
(212) 361-4401
www.usbank.com/abs
patricia.oneill3@usbank.com
550,284.81 17,520,643.42
14.58072340 213.85466840
Certificate
n/a 0.000000% 0.00 17,549,641.64 550,284.81 0.00 0.00
1,458,072.34 21,385,466.84
Factors per Thousand 227.35419630 1.08119550 13.49952790
22,735,419.63 108,119.55 1,349,952.79 0.00
A-II-2
92975RAC2 5.350000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
5.580000%
A-II-1
A-I-1
92975RAA6
92975RAB4 5.580000%
Cusip
227.35419629
Original
Certificate
Balance
400,000,000.00
1.12767681
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
92,708,376.84
231.77094210
170,515,647.22
11.40140623
10,124,645.92
Interest
459,833.55
1.14958388
845,757.61
13.49952789
Unpaid
Principal
Amount
0.00
0.00
Principal
4,560,562.49
Total
Distribution
5,020,396.04
12.55099010
14.62720471
Balance
220.36953588
160,391,001.30
213.85466840
Certificate
88,147,814.35
1,250,000,000.00
285,959,443.69
1,963,995.52
16,035,161.20
0.00
17,999,156.72
269,924,282.49
10,970,403.53
- Page 1 -
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
92975RAC2
n/a
WAC Rate
Class Net
11.95981%
LIBOR/Auction
5.32000%
5.32000%
5.35000%
- - -
32/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating*
Original Rating
A-I-1
A-II-1
A-II-2
Certificate
Moody's
11.36174%
Accrual
11.95981%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
32/360
32/360
- Page 2 -
Bond Interest Information
Class
A-II-1
A-II-2
459,833.55 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 845,757.61 0.00 0.00
92975RAC2 108,119.55 0.00 0.00
0.00
0.00
0.00
- Page 3 -
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
16,035,161.20
0.00
0.00
0.00
0.00
0.00
2,126,202.57
0.00
0.00
0.00
16,035,161.20
0.00
0.00
0.00
4,560,562.49
0.00
0.00
5,264,982.38
0.00
0.00
0.00
0.00
0.00
0.00
0.00
12,896,381.39
704,419.89
0.00
0.00
704,419.89
4,560,562.49
0.00
0.00
0.00
1,421,782.68
11,474,598.71
0.00
0.00
0.00
Pool I
Pool II
Total
1,421,782.68 2,126,202.57
0.00
11,474,598.71
0.00
0.00
0.00
18,161,363.77
Collection Activity
0.00
- Page 4 -
Beginning Collateral Balanc
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
231
5,614,831.12
5,633,165.84
0.00
18,334.72
462,387.71
8.372%
Periodic Information
Pool II
Total
98,341,542.68
93,762,645.47
187
44
43.437%
-
18,334.72
205,167,542.65
193,682,280.44
10,663.50
1,413,912.80
8.343%
184
48
49.874%
-
-
-
303,509,085.33
287,444,925.91
28,998.22
1,876,300.51
8.352%
47.866%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
10,663.50
17,549,641.64
17,520,643.42
0.00
28,998.22
11,916,475.80
11,905,812.30
0.00
10,100,360.11 3,274,548.23 6,825,811.88
Overcollateralization Information
- Page 5 -
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
Pool I
Pool II
Total
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
- Page 6 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
882,656.45 18
$
%
$
#
#
10 581,320.27
6 308,226.03
0
4
0.00
32
210,030.28
1,557,749.86
73,105.40
83,731.70
2
2
%
0.941%
1.661%
0.329%
0.078%
0.089%
0.000%
0.224%
185,989.83 3
%
0.620%
0.198%
Pool I
Delinquency Information
- Page 7 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
%
19 1,736,584.20
Delinquency Information
Pool II
1.852%
7 419,967.90 0.448%
2 213,956.57 0.228%
1 104,238.88 0.111%
3 126,528.58 0.135%
7 2,470,574.49 2.635%
39 5,071,850.62 5.409%
#
$
%
10 1,203,766.15 1.284%
#
$
%
2 84,779.42 0.090%
- Page 8 -
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
7.923%
5.748%
5.756%
32.656%
59.421%
Additional Reporting Items
Pool I
Pool II
24,156.38
No
No
Yes
Additional Information
Amortization Period
40,975.64
11,588.55
0.00
0.00
52,564.19
0.00
109,642.86
Fees
0.00
85,486.48
0.00
1,128,824.46
0.00
0.00
0.00
Yes
Yes
Yes
No
No
0.150%
0.00
0.00
1,450,560.00
5.707%
- Page 9 -